EXHIBIT 10 (xvi)
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RLC ASSOCIATES
Construction Specialties
8841 Indian Springs Road * Frederick, Maryland 21702

Bob Cheseldine                                  (301)695-8454
Diana Cheseldine                                        Pager: (301) 698-2073


July 17, 1996                   Frederick Brewing Co
					103 South Carroll St
					Frederick, Md 21701
					Kevin Brannon

Dear Kevin,

Based upon the letter by Morgan-Keller dated 6/12/96 reflecting their cost breakdown and description of work our bid/cost for the interior work to be performed at the expansion site will be $146,400.00. All labor and material included.
Scope of work will follow.

				Sincerely,
				/s/ Bob
				Bob Cheseldine

RLC ASSOCIATES
Construction Specialties
8841 Indian Springs Road * Frederick, Maryland 21702

Bob Cheseldine
		(301)695-8454
Diana Cheseldine
	Pager:  (301) 698-2073


July 17, 1996                           Frederick Brewing Co
					103 South Carroll St
					Frederick, Md 21701
					Kevin Brannon

Re: Frederick Brewing Co. - Expansion

Kevin,
Below you will find the scope of work included in our bid for the
interior of your new project.  Any questions please call.     Bob
Cheseldine

	All interior studs and drywall
	flooring
	paint
	Installation of interior doors and hardware (supplied by MD)
	Closet shelving
	Bath Accessories
	Bar allowance($4,500.00)
	Reception desk allowance(2,500.00)
	Caulking(interior only)
	Fire Extinguishing Equipment
	Wood blocking
	Toilet Partitions
	Acoustical ceiling
	FRP paneling in bath-shower areas
	Kitchen cabinets allowance($1,750.00)
	Additional shelving
	Installation of kitchen appliances (supplied by owner)
	Lab counter and cabinets ($900.00 allowance)

Does not include -
	Exterior doors, windows and hardware
	Access floors for computers
	HVAC
	Plumbing
	Sprinkler
	Electric
	Elevators (All components)
	Masonry
	Fume hood and sterile fume hood (will assist in installation) Interior storefront windows, Glass/Glazing
	Misc Metals/Roof ladders.